SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25995 (Commission File Number)	97-4700410 (I.R.S. Employer Identification No.)

4 Cambridge Center, 3rd Floor, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)

Registrant’s telephone number, including area code: (617) 715-0200

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 99.1

     This Current Report on Form 8-K is filed by Nextera Enterprises, Inc., a Delaware corporation (“Nextera” or the “Company”), in connection with the matters described herein.

Item 5. Other Events.

                 On January 3, 2003, Nextera issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)       Not Applicable

     (b)       Not Applicable

     (c)       Exhibits

4.1	Amended and Restated Stock Purchase Warrant dated as of December 31, 2002 by and between Nextera Enterprises, Inc. and Fleet National Bank.
4.2	Amended and Restated Stock Purchase Warrant dated as of December 31, 2002 by and between Nextera Enterprises, Inc. and Bank of America, N.A.
4.3	Amended and Restated Stock Purchase Warrant dated as of December 31, 2002 by and between Nextera Enterprises, Inc. and Fleet National Bank.
4.4	Amended and Restated Stock Purchase Warrant dated as of December 31, 2002 by and between Nextera Enterprises, Inc. and Bank of America, N.A.
10.1	Second Amended and Restated Credit Agreement dated as of December 31, 2002 by and among Nextera Enterprises, Inc., Bank of America, N.A., Fleet National Bank and the entities listed on the signature pages thereto.
10.2	Junior Credit Participation Agreement dated as of December 31, 2002, by and among Fleet National Bank, Bank of America, N.A., Knowledge Universe, Inc. and Nextera Enterprises, Inc.
10.3	Second Amended and Restated Subordination Agreement by and among Nextera Enterprises, Inc., Knowledge Universe Capital Co. LLC, Knowledge Universe, Inc. and Fleet National Bank, as Agent.
10.4	Second Amendment to Debenture of Nextera Enterprises, Inc. in the original principal amount of $10,000,000 dated as of December 15, 2000.
10.5	Second Amendment to Amended and Restated Debenture of Nextera Enterprises, Inc. in the original principal amount of $24,970,000 dated as of January 5, 1998.
10.6	First Amendment to Exchange Debenture of Nextera Enterprises, Inc. in the original principal amount of $21,292,550 dated as of July 23, 2002.
10.7	Agreement among Nextera Enterprises, Inc., Lexecon, Inc. and Dennis W. Carlton dated as of December 31, 2002.

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10.8	Agreement among Nextera Enterprises, Inc., Lexecon, Inc. and Daniel R. Fischel dated as of December 31, 2002.
10.9	Second Amended and Restated Revolving Note executed by Nextera Enterprises, Inc. in favor of Fleet National Bank dated as of December 31, 2002.
10.10	Second Amended and Restated Revolving Note executed by Nextera Enterprises, Inc. in favor of Bank of America, N.A. dated as of December 31, 2002.
10.11	Second Amended and Restated Term Note executed by Nextera Enterprises, Inc. in favor of Fleet National Bank dated as of December 31, 2002.
10.12	Second Amended and Restated Term Note executed by Nextera Enterprises, Inc. in favor of Bank of America, N.A. dated as of December 31, 2002.
10.13	Second Amended and Restated Guarantee and Security Agreement executed by Nextera Enterprises, Inc. and the entities listed on the signature pages thereto in favor of Fleet National Bank dated as of December 31, 2002.
10.14	Second Amended and Restated Limited Guaranty Agreement by Knowledge Universe Capital Co. LLC, in favor of Fleet National Bank and Bank of America, N.A. dated as of December 31, 2002.
99.1	Press Release issued by Nextera Enterprises, Inc. on January 3, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2003		NEXTERA ENTERPRISES, INC.

	By:	/s/ MICHAEL P. MULDOWNEY

Michael P. Muldowney Chief Financial Officer

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